UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 28, 2011

CENTERPOINT ENERGY, INC.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-31447 (Commission File Number)	74-0694415 (IRS Employer Identification No.)

1111 Louisiana Houston, Texas (Address of principal executive offices)	77002 (Zip Code)
Registrant’s telephone number, including area code: (713) 207-1111

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-3187 (Commission File Number)	22-3865106 (IRS Employer Identification No.)

1111 Louisiana Houston, Texas (Address of principal executive offices)	77002 (Zip Code)
Registrant’s telephone number, including area code: (713) 207-1111

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
     On September 28, 2011, CenterPoint Energy Houston Electric, LLC (CenterPoint Houston), the transmission and distribution subsidiary of CenterPoint Energy, Inc., submitted a letter to the Public Utility Commission of Texas (Texas Utility Commission) (i) informing the Texas Utility Commission that CenterPoint Houston, the staff of the Texas Utility Commission and certain intervenors in the remand proceeding before the Texas Utility Commission relating to rulings by the Texas Supreme Court and the Texas Third Court of Appeals on appeals taken with regard to the final order (true-up order) issued in 2004 by the Texas Utility Commission to CenterPoint Houston, had reached an agreement in principle resolving the issues in the remand proceeding, and (ii) requesting that the Texas Utility Commission abate the current procedural schedule and reserve ruling on pending motions or issues until the Texas Utility Commission reviews the parties’ settlement agreement. At its open meeting on September 29, 2011, the Texas Utility Commission agreed to abate the schedule as requested.
     The tentative settlement would authorize CenterPoint Houston to recover $1.695 billion (the recoverable true-up balance), would require CenterPoint Houston to reimburse certain parties for their rate case expenses, and would require CenterPoint Houston to bear the costs of issuing transition bonds to recover the recoverable true-up balance. In addition, no further interest would accrue on the recoverable true-up balance. The anticipated settlement is subject to final documentation and agreement of the parties, and must be approved by the Texas Utility Commission. If a settlement agreement is ultimately finalized and approved by the Texas Utility Commission, CenterPoint Houston will seek approval of a financing order authorizing the issuance of transition bonds by one or more new special purpose subsidiaries to securitize the recoverable true-up balance. However, the timing for, and actual completion of, any transition bond offering will ultimately depend on a number of factors, including actions by the Texas Utility Commission, the timing for approval of a financing order and any appeals thereof, and future market conditions.
Cautionary Statement Regarding Forward-Looking Information
     This report includes forward-looking statements. Actual events and results may differ materially from those projected. The statements in this report regarding the anticipated settlement of the issues in the remand proceeding, the application for a financing order and any other statements that are not historical facts are forward-looking statements. Factors that could affect actual results include actions by parties to the remand proceeding, actions by the Texas Utility Commission and any appeals thereof, and other factors discussed in CenterPoint Energy, Inc.’s and its subsidiaries’ Form 10-Ks for the fiscal year ended December 31, 2010, CenterPoint Energy, Inc.’s and its subsidiaries’ Form 10-Qs for the quarterly periods ended March 31, 2011 and June 30, 2011, and other filings with the Securities and Exchange Commission.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.
Date: September 29, 2011	By:	/s/ Christopher J. Arntzen
Christopher J. Arntzen
Vice President, Deputy General Counsel and Assistant Corporate Secretary

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC
Date: September 29, 2011	By:	/s/ Christopher J. Arntzen
Christopher J. Arntzen
Vice President, Deputy General Counsel and Assistant Secretary